SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                               March 12, 2002


                         NATIONAL STEEL CORPORATION
 ----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-983                  25-0687210
        ---------------          -----------------       ---------------
(State or Other Jurisdiction      (Commission            (IRS Employer
     of Incorporation)             File Number)          Identification No.)


4100 Edison Lakes Parkway, Mishawaka, Indiana                 46545-3440
-----------------------------------------------                --------
(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:  (574) 273-7000


                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



                         NATIONAL STEEL CORPORATION
                        Commission File Number 1-983


ITEM 9.  REGULATION FD DISCLOSURE.

         On March 12, 2002, the Registrant, National Steel Corporation ("National") distributed to all participants of National's 401(k) Plan a letter regarding the National Steel Unitized Stock Fund.

         A copy of the letter, dated March 12, 2002, is attached hereto as
Exhibit 99.1.


                               EXHIBIT INDEX


Exhibit
Number       Description
------       --------------

99.1         Letter to All 401(k) Plan Participants, dated March 12, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NATIONAL STEEL CORPORATION
                                               Registrant


Date:  March 12, 2002                          By: /s/ Kirk A. Sobecki
                                                  --------------------------
                                                  Kirk A. Sobecki
                                                  Senior Vice President and
                                                  Chief Financial Officer






                                                               EXHIBIT 99.1



Date:             March 12, 2002

To:               All 401(k) Plan Participants

From:             National Steel Corporation

Sub:              National Steel Unitized Stock Fund

Participant directed investments, exchanges or other trades in the National Steel Stock Fund have been suspended due to National Steel filing a voluntary petition for relief under Chapter 11 of the Bankruptcy Code on March 6, 2002 and a decision by the New York Stock Exchange to "de-list" the National Steel Class B Common Stock effective at the end of trading on Tuesday March 12, 2002.

National Steel Corporation is in the process of implementing a plan change to equitably deal with this fund. While that process is taking place, trading in the fund will remain suspended. It is anticipated that the fund will continue to be an investment election after the suspension is lifted. Currently, it is not possible to predict with certainty the length of time that National Steel will operate under the protection of Chapter 11, the outcome of the Chapter 11 proceedings in general, or the effect of the proceedings on the business of the company or on the interests of the various creditors and stakeholders. Under the priority scheme established by the Bankruptcy Code, certain post-petition liabilities and pre-petition liabilities need to be satisfied before shareholders can receive any distribution. The ultimate recovery to shareholders, if any, will not be determined until confirmation of a plan or plans of reorganization. There can be no assurance as to what value, if any, will be ascribed to the NS Class B common stock in the bankruptcy proceedings, and the value of the equity represented by that stock could be substantially diluted or canceled.

Plan participants may choose to modify their investment fund elections for new contributions at this time. New elections can be made by calling Fidelity at 800-835-5092 or by using the Fidelity web site at www.401k.com. For represented participants, changes made prior to 3/14/2002 will be applied to your contributions from February 2002 that have not been transferred to Fidelity (and will be transferred on 3/15/2002).

All investment elections to the Stock Fund for future contributions shall be directed to the Fidelity Cash Reserves. After the plan changes are finalized, these contributions will be handled according to the appropriate plan provisions.

National Steel is in the process of implementing a plan change to equitably deal with participant equity in this fund. Further communications will be mailed to your home in the very near future. Please look for this information from Fidelity.